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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007.

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2007.

LONGLEAF PARTNERS FUNDS  ®
ANNUAL REPORT
at December 31, 2007
PARTNERS FUND
SMALL-CAP FUND
INTERNATIONAL FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.®
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
© 2008 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF, LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. SOUTHEASTERN ASSET MANAGEMENT, INC. is a registered trademark.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
The three Longleaf Partners Funds posted vastly different results in 2007. While each Fund ended the first half strongly, only Longleaf International sustained the pace with a 15.3% gain for the year, materially above its absolute and relative benchmarks. Small-Cap’s return was better than the Russell 2000’s, but far from the absolute goal of inflation plus 10%. The Partners Fund fell short on both measures. The numbers below show the long-term and recent cumulative results for each Fund.

	Cumulative Returns through December 31, 2007

						4th
	Inception	15 Year	10 Year	5 Year	1 Year	Quarter

Partners Fund (4/8/87 IPO)	1283.6%	580.1%	158.1%	81.2%	(0.4)%	(8.6)%
Inflation plus 10%	1177.6	496.9	229.8	84.5	14.1	2.9
S&P 500*	709.6	346.8	77.6	82.9	5.5	(3.3)

Small-Cap Fund (2/21/89 IPO)	779.7	666.8	208.8	130.0	2.8	(9.1)
Inflation plus 10%	901.0	496.9	229.8	84.5	14.1	2.9
Russell 2000	543.4	323.6	98.2	112.3	(1.6)	(4.6)

International Fund (10/26/98 IPO)	274.2	NA	NA	137.6	15.3	(0.6)
Inflation plus 10%	202.8	NA	NA	84.5	14.1	2.9
EAFE Index*	109.0	NA	NA	165.7	11.2	(1.8)

*	During the inception year, these indices were available at month-end only; therefore, the S&P 500 Index value at 3/31/87 and the EAFE Index value at 10/31/98 were used to calculate performance since inception. Additional performance information for each Fund can be found on pages 8, 16, and 24.
The fourth quarter volatility gave long-term investors terrific opportunities to pursue. In the short-term, prices suffered, particularly in the two domestic funds. While negative performance is frustrating, falling prices are not necessarily worrisome for the investor who knows that he will be a net buyer of common stocks over the next five years. As patient, long-term investors we know that as long as appraisals remain intact, returns should be delayed, not lost. And if investees repurchase their shares for below net asset value at times like this, those future delayed returns are actually magnified. In fact, the prescription for

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
declining stocks often is to buy more. Most of the fourth quarter losses in the Funds were attributable to companies whose values held steady or even rose. A few businesses did have company-specific challenges in the quarter that negatively impacted our appraisals; however, their stocks fell much more steeply than their values.
Our partners who focus on portfolio returns over the next decade will appreciate the tremendous opportunity that lower prices created during the recent quarter. Across the three Funds we bought six new names and added to eleven existing holdings. These purchases were funded by a combination of cash inflows, sales of three stocks that reached appraisal, and scale-backs of holdings that were overweighted and/or were selling at close to 90% of our appraisal of intrinsic worth. Southeastern’s trading desk was busy.
Due in part to the fourth quarter activity as well as to stable or higher values and lower prices, all three Funds present a compelling opportunity today. The qualitative characteristics of the holdings include some of the most competitively entrenched franchises we have ever owned, as well as some of the most capable management teams. The quantitative measure of price-to-value ratios also implies significant future returns. The Partners and Small-Cap Funds are selling below their long-term P/V averages, and since year-end, at P/Vs not seen since early 2003. The International Fund is near its long-term P/V average, and well below where it began 2007.
Most of the market’s volatility has been driven by macro concerns across the globe rather than by equities being overvalued. Some wonder how we can be buying companies enthusiastically when so much uncertainty exists.

•	The U.S. housing bubble has burst and the breadth of the repercussions for both consumers and financial institutions is unknown.

•	Tighter credit has restricted capital for corporations and individuals.

•	Instability among the world’s largest oil producers as well as emerging market growth projections have moved oil prices to record highs, and far above prices justified by the marginal cost of production.

•	Growth in China has fueled soaring prices for natural resources and pushed up transportation costs.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

•	The upcoming U.S. presidential election could bring significant policy changes including higher taxes even as other countries lower their marginal rates.
How long will these issues remain, and more importantly, are they properly reflected in stock prices? Stability will return at some point, although we have no idea of the timing. The uncertainty of what the next six months will look like has Wall Street in knots. While we may appear stupid in the short run, our long-term time horizon and that of our partners gives us the luxury to act based on how businesses will look several years from now, not based on whether fear will grip markets next quarter.
In the businesses we are buying, we believe short-term fears are more than reflected in the stock prices. We are not losing sleep at night as owners because:

•	We have used conservative appraisals with higher discount rates than current interest rates warrant and prudent assumptions regarding growth given the slowing U.S. economy.

•	We purchased businesses at steep discounts, with large margins of safety of value over price. Even if our conservative appraisals prove too high, our capital should be protected.

•	We hold some of the best value builders we have ever owned, and have rarely had the opportunity to partner at such cheap prices with companies that can grow so fast.

•	The stable of corporate management partners across the Funds is of the highest caliber. They understand the importance of capital allocation to future value growth and are taking advantage of their financial strength and cheap stocks by aggressively repurchasing their shares. Even if organic growth from these businesses falls below our conservative estimates, these companies should increase their intrinsic worth.
All three Funds have the ability to use cash inflows productively. Your partners at Southeastern have been aggressively adding to their stakes in recent weeks, and we have temporarily re-opened the Partners Fund to enable us to exploit the opportunities while they exist. Although Small-Cap will remain closed to limit its size, inflows would also benefit existing shareholders. Longleaf International owners share the opportunity to use new cash to exploit its overseas buy list. Not only do all three Funds currently have qualifying companies available, our on-

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
deck list of additional names that are only slightly away from being buys is as long as it has been in the last five years.
This environment is not dissimilar to that of the fall of 2002, and as most of you remember, the aftermath in 2003 was particularly rewarding. While returns of that magnitude are unpredictable, the concluding paragraph of our shareholder letter in September of 2002 rings true today.

The stock prices of some of our businesses have suffered along with worldwide market declines. The appraisals of the companies we own have held steady or grown. We are, therefore, unhappy about our recent performance, but delighted by the compounding foundation that we have built. We encourage you to follow our lead by adding to your stakes in all three Funds. Mr. Market is giving us an opportunity that will surely end as unpredictably as it began. The question is not whether we are too early, but whether our appraisals are “approximately right.” We are confident that they are.
Please mark your calendars for Longleaf’s annual shareholder presentation. It will be Tuesday, May 13th in Memphis at 5:30 p.m. We will post additional meeting information on our website.
Happy New Year and best wishes to you and your families for a successful 2008.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund
MANAGEMENT DISCUSSION
Longleaf Partners Fund’s 8.6% decline in the fourth quarter erased the year’s earlier gains, leaving the Fund down 0.4% for 2007. The S&P 500 Index’s loss in the fourth quarter was 3.3%. The difference between the Partners Fund and the Index over the last three months accounted for most of the Fund’s 2007 underperformance. As the table below shows, the Partners Fund’s long-term cumulative results, which include periods of underperformance, have rewarded shareholders.

	Cumulative Returns

	20 Years	15 Years	10 Years

Partners Fund	1489.6%	580.1%	158.1%
Inflation plus 10%	1060.5	496.9	229.8
S&P 500 Index	833.4	346.8	77.6
Please see page 8 for additional performance information.
Recent returns were disappointing, but we welcomed the volatility in the fourth quarter. We were able to enhance the Fund’s return opportunity by scaling back several overweighted positions with higher P/ Vs and adding several new names to the portfolio. In addition, the on-deck list of companies that are only slightly out of our price range grew to more than ten names. More importantly, 15 of the 24 businesses that we already own qualify as new money buys. While some of the discounts are due to value growth, many are attributable to recent price declines.
Nineteen of the Fund’s stocks retreated over the last three months. Level 3 had the largest impact. The company announced that orders were taking longer to provision resulting in revenue growth in the single digits versus the previously estimated mid-teens. We lowered our appraisal to reflect the delayed cash flows and to assume no improvement in the longer provisioning time. The combined third and fourth quarter stock declines made Level 3 the biggest detractor of 2007. The stock trades at a material discount to our conservative assessment of intrinsic value even though the prospects for Level 3’s future are much more certain than in recent years.
Several other stocks were meaningful drivers of the quarter’s negative performance. General Motors lost 32% as year-over-year North American sales declined, expectations for 2008 sales fell, oil went to new highs, and GMAC wrote off subprime exposure in its mortgage business, ResCap. GM now sells for 40% of our conservative appraisal which takes into account all of these factors. Sun Microsystems fell 19% because of flat reported revenue growth and skepticism about the company’s ability to improve margins. Given the significant revenue deferral on system sales as well as successful cost cutting, cash flow was strong.

Partners Fund
MANAGEMENT DISCUSSION
Significant cash generation combined with Jonathan Schwartz aggressively buying back the cheap stock led to growth in our appraisal. At Dell, a price decline of 11% masked positive news in the quarter. The company filed its restated financials, improved margins, and announced a buyback equating to $4.50 per share by using some of the cash on its balance sheet. The ability to buy these shares almost $10 per share cheaper than in early November has hurt the Fund’s short-term performance, but is a big win for value growth and future long-term performance. eBay pulled back by 15% with no news driving the decline. Although analysts seem focused on a more competitive landscape, the company is still growing rapidly thanks to successful efforts to improve the site for buyers and for higher quality sellers. Paypal also showed huge growth. eBay continued to repurchase shares with its cash coupon. Sprint fell on a plethora of disappointments. Our fundamental case was impaired, primarily as a result of the actions of a management and board we mis-assessed. As the risk of value destruction grew through 2007, we reduced our position by half in the low $20s, somewhat above our cost. Subsequent to year-end, we have sold the Fund’s remaining shares in Sprint.
Of those stocks that most hurt fourth quarter performance, only Level 3, GM and Sprint had a significant impact on the full year results. In fact, eBay and Dell were up in 2007. Over the full year, Cemex and Comcast were also among the big decliners. Most of Cemex’s decline occurred in the third quarter as U.S. housing, particularly in Florida, weakened. The U.S. residential market represents less than 15% of Cemex’s value and will recover at some point. In the meantime, the company’s infrastructure and non-U.S. businesses enjoy pricing power that is producing some $5 per share in free cash flow. At the outset of 2007 Comcast sold near our appraisal, and we scaled back the Fund’s position. Subsequently, the stock fell 37% over the year as the competitive environment increased due to satellite’s success and Verizon’s entry in video. Our appraisal incorporates the competitive threats as well as sustained capital expenditures, but today’s stock price is far over-penalized by these factors, and the Roberts have the opportunity to grow value by meaningful repurchases.
Half of the stocks in the portfolio contributed positively to 2007 results, and the prices and values at three holdings grew over 20%. Each was also a major positive contributor in the fourth quarter. Chesapeake Energy, helped in part by rising energy prices, successfully expanded its natural gas production. Aubrey McClendon skillfully grew the company’s value through his hedging and financing strategies. In spite of the stock’s 36% rise, the company is close to a buy. Aon steadily rose throughout the year. Greg Case led the company’s efforts to grow market share and margins. He sold the underwriting businesses at attractive

Partners Fund
MANAGEMENT DISCUSSION
prices and repurchased the company’s discounted shares. Aon trades well below its growing appraisal. Yum! Brands finished a positive year with a particularly strong fourth quarter. The company’s cash flow outpaced expectations, and China continued to produce amazing returns. In October, CEO David Novak announced a massive share repurchase.
In mid-November as market volatility began to unleash new opportunities, we sent a letter to shareholders encouraging them to add to their accounts. In mid-December we made the Partners Fund available to shareholders of Longleaf Small-Cap and International. Our appetite for putting capital to work was $2 billion when looking at the combination of adding to extremely discounted existing names and making several new purchases. Our partners responded with great support, and by year-end the Fund’s portfolio had increased its quality and the discount at which it sold. New inflows gave us the opportunity to buy new positions in UBS and Walgreen Company, and to significantly add to Symantec.
As we write this letter in mid-January, the opportunities have become more compelling. We hate the fact that our most responsive and supportive shareholders who added during the fourth quarter are looking at quotational losses of around 10% just a month later. We feel that pain as well, having invested significant money ourselves simultaneously. But the implied and expected returns for our long-term partners have increased. We have, therefore, temporarily reopened the Partners Fund to help us further improve the already attractive price-to-value metric. The P/V is in the mid-50%s compared to the historic average in the high-60%s. Recent market weakness has created angst for short-term oriented investors. We, however, view this as a tremendous opportunity because lower prices are allowing us to buy more and higher quality companies at larger discounts.
More importantly, our investees can increase value per share substantially by aggressively shrinking their shares at the current low cost. The Partners Fund’s holdings are among the highest quality, most liquid, largest free cash flow generating businesses that we have owned. The longer prices remain at steep discounts, the more probable that our corporate partners will use their balance sheets, cash coupons, and borrowing potential to repurchase shares, building value and increasing the Fund’s percentage ownership in those companies.

Partners Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2007

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

One Year	(0.44)%	14.08%	5.49%
Five Years	12.63	13.03	12.82
Ten Years	9.95	12.68	5.91
Twenty Years	14.83	13.04	11.82
Since Public Offering 4/8/87	13.51	13.08	10.60
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. In 1987, the reinvested S&P 500 Index was available at month-end only; therefore, the index value at March 31, 1987 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund – PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at December 31, 2007

		Net
		Assets

Common Stock		99.4%
Dell Inc.	8.2
Liberty Media Holding Corporation – Capital	6.5
Chesapeake Energy Corporation	6.2
The NipponKoa Insurance Company, Ltd.	5.2
Koninklijke Philips Electronics N.V.	5.2
eBay, Inc.	5.0
Aon Corporation	4.9
The DIRECTV Group, Inc.	4.7
Liberty Media Holding Corporation – Interactive	4.6
Yum! Brands, Inc.	4.5
UBS AG	4.5
The Walt Disney Corporation	4.4
Cemex S.A.B. de C.V. ADS	4.3
Sun Microsystems, Inc.	4.3
Level 3 Communications, Inc.	4.1
Pioneer Natural Resources Company	3.8
Telephone and Data Systems, Inc.	3.7
Walgreen Co.	3.3
FedEx Corporation	3.2
General Motors Corporation	3.2
Sprint Nextel Corporation	1.9
Symantec Corporation	1.6
Comcast Corporation	1.6
Limited Brands, Inc.	0.5
Cash Reserves		0.4
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES
January 1, 2007 through December 31, 2007

New Holdings	Eliminations

Citadel Broadcasting Corporation	Cemex S.A.B. de C.V.(b)
(The Walt Disney Corporation)(a)	Citadel Broadcasting Corporation
Limited Brands, Inc.	Discovery Holding Company
Sun Microsystems, Inc.	Level 3 Communications, Inc. 10%
UBS AG	Convertible Senior Notes due 5-1-11(c)
Walgreen Co.	Vivendi Universal, S.A.

(a)	Change due to corporate action (name of related holding)
(b)	Exchanged for ADS shares
(c)	Exchanged for Level 3 Common Stock

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares			Value

Common Stock 99.4%
		Automobiles 3.2%
14,240,000		General Motors Corporation(c)	$354,433,600
		Broadcasting and Cable 6.3%
9,691,531	*	Comcast Corporation – Class A Special	175,610,542
22,810,900	*	The DIRECTV Group, Inc.	527,388,008

			702,998,550

		Construction Materials 4.3%
18,592,000		Cemex S.A.B. de C.V. ADS (Foreign)	480,603,200
		Entertainment 10.9%
6,240,500	*	Liberty Media Holding Corporation – Capital Series A	726,955,845
15,489,800		The Walt Disney Corporation	500,010,744

			1,226,966,589

		Financial Services 4.5%
11,001,400		UBS AG (Foreign)	506,064,400
		Insurance Brokerage 4.9%
11,668,090		Aon Corporation	556,451,212
		Internet and Catalog Retail 4.6%
27,231,151	*	Liberty Media Holding Corporation – Interactive Series A	519,570,361
		Internet Services 5.0%
16,890,050	*	eBay, Inc.	560,580,760
		Natural Resources 10.0%
17,856,200		Chesapeake Energy Corporation	699,963,040
8,657,900		Pioneer Natural Resources Company(b)	422,851,836

			1,122,814,876

		Pharmacies and Drug Stores 3.3%
9,818,305		Walgreen Co.	373,881,054
		Property & Casualty Insurance 5.2%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)(c)	579,903,478
		Restaurants 4.5%
13,292,252		Yum! Brands, Inc.	508,694,484
		Retail 0.5%
2,814,547		Limited Brands, Inc.	53,279,375
		Software 1.6%
11,210,800	*	Symantec Corporation	180,942,312
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares			Value

		Technology 17.7%
37,623,779	*	Dell Inc.	$922,158,823
11,806,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	509,545,964
1,640,165		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	70,117,054
26,499,996	*	Sun Microsystems, Inc.	480,444,927

			1,982,266,768

		Telecommunications 9.7%
153,597,754	*	Level 3 Communications, Inc.(b)	466,937,172
16,098,239		Sprint Nextel Corporation	211,369,878
1,530,800		Telephone and Data Systems, Inc.	95,828,080
5,666,200		Telephone and Data Systems, Inc. – Special	326,373,120

			1,100,508,250

		Transportation 3.2%
3,998,600		FedEx Corporation(c)	356,555,162

		Total Common Stocks (Cost $8,682,688,867)	11,166,514,431

Principal
Amount

Short-Term Obligations 0.4%
46,316,000	Repurchase Agreement with State Street Bank, 1.25% due 1/2/08, Repurchase price $46,319,216 (Collateral: $34,930,000 U.S. Treasury Bond, 8%, due 11-15-21, Value $47,242,825)	46,316,000

Total Investments (Cost $8,729,004,867)(a)	99.8%	11,212,830,431
Other Assets and Liabilities, Net	0.2	18,268,677

Net Assets	100.0%	$11,231,099,108

Net asset value per share		$33.16

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $8,749,965,403. Net unrealized appreciation of $2,483,825,564 consists of unrealized appreciation and depreciation of $3,103,937,533 and $(620,111,969), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	All or a portion designated as collateral. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 19% of net assets.
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain (Loss)

32,361,126,000	Japanese Yen 2-27-08	$291,527,671	$(6,846,554)
5,160,146,000	Japanese Yen 4-25-08	46,758,126	(923,163)
9,746,000,000	Japanese Yen 11-6-08	89,751,749	622,042
18,089,954,000	Japanese Yen 12-3-08	166,943,852	(1,163,482)
278,658,000	Swiss Franc 4-25-08	247,657,212	(1,421,397)

		$842,638,610	$(9,732,554)

SWAP AGREEMENT

		Underlying
		Notional
		Amount	Unrealized
Units	Agreement	at Value	Loss

4,750,000	General Motors Corporation Preferred, 6.25% Convertible Series C due 7-15-33	$92,957,500	$(8,642,180)

See Notes to Financial Statements.

Small-Cap Fund
MANAGEMENT DISCUSSION
After a fourth quarter decline of 9.1%, Longleaf Partners Small-Cap Fund ended the year up 2.8%. The fact that the Fund surpassed the Russell 2000 Index’s 1.6% decline is only slight consolation given our absolute return goal of inflation plus 10%. The long-term results of the Fund have been much more rewarding, and we believe that the prospects for meeting our absolute goal over the next five years are high.

	Cumulative Returns

					4th
	15 Years	10 Years	5 Years	1 Year	Quarter

Small-Cap Fund	666.8%	208.8%	130.0%	2.8%	(9.1)%
Inflation plus 10%	496.9	229.8	84.5	14.1	2.9
Russell 2000 Index	323.6	98.2	112.3	(1.6)%	(4.6)%
Please see page 16 for additional performance information.
In the fourth quarter we sold Trend Micro when it reached appraisal, and we scaled back several holdings that had become overweighted due to strong performance. The market volatility gave us ample opportunity to add to seven underweighted, steeply discounted companies and to buy one new name, First American. As a result of these portfolio changes as well as price declines, the P/ V of the Fund dropped from the low-70%s to the low-60%s in only three months. Through mid-January of 2008 it has declined further to its lowest level in five years.
Not all prices suffered during the year, and sixteen companies positively contributed to 2007 performance. The largest gain by far came from Discovery which pulled back slightly in the fourth quarter but managed a 56% return for the last twelve months. Margins improved, EBITDA grew rapidly, and the company’s holding structure was finally simplified. Recently Advance/ Newhouse announced that they will roll the last privately held stake of Discovery Communications into Discovery Holding Company, making it a fully public operating company. Because the company’s value grew 20% in 2007, the stock remains below our appraisal.
Fairfax was the Fund’s major positive contributor in the fourth quarter and also meaningfully added to 2007’s return. Not only were underwriting results solid, but the company’s investments did exceedingly well, particularly those that anticipated widening credit spreads. Prem Watsa ranks highly among the best investors we have known.
Service Corporation added to the Fund’s 2007 results. The integration of the Alderwoods acquisition and continuous improvements in operations created

Small-Cap Fund
MANAGEMENT DISCUSSION
higher free cash flow. Tom Ryan bought back discounted shares with that cash flow, thus further increasing value. Olympus’ 25% increase over the year also helped returns. The company’s dominant core medical business continued to grow and build value, and the camera business performed better than we expected.
Declines at Office Depot, IHOP and Level 3 in the fourth quarter made them the largest detractors from the year’s return. Level 3 had the largest impact. The company announced that orders were taking longer to provision resulting in revenue growth in the single digits versus the previously estimated mid-teens. We lowered our appraisal to reflect the delayed cash flow and to assume no improvement in the longer provisioning time. The combined third and fourth quarter stock declines made Level 3 the biggest detractor of 2007. The stock trades at a material discount to our conservative assessment of intrinsic value even though the prospects for Level 3’s future are much more certain than in recent years.
Office Depot faced a number of short-term obstacles. A slowing U.S. economy has hurt retail sales in general, which account for 40% of Office Depot’s business. Small businesses have delayed purchases, particularly the larger furniture and technology investments that represent a bigger piece of Office Depot’s mix than their competitors’. The company also is more dominant in Florida and California, two markets that have been the worst hit. Although these issues are real, the fears are overdiscounted. The company is producing $2 of free cash flow even in this depressed environment, and CEO Steve Odland’s track record in cost cutting and expanding sales per square foot gives Office Depot meaningful long-term growth potential following this pullback.
Over the last three months credit markets dried up, slowing the process for IHOP to sell Applebee’s stores to franchisees in order to pay down debt from the acquisition. This caused IHOP to be one of the worst performers for the quarter and the year. Over the next five years IHOP should grow and realize cost improvements related to combining the two companies. During the year, our appraisal grew, and at today’s price the stock qualifies as a new buy. IDT, the other significant detractor for the year, rebounded in the fourth quarter. The company sells for less than the value of its cash, investments, NOLs and spectrum.
In addition to those companies previously discussed, Worthington was among the worst performers in the quarter, reversing its gains for the year over the last three months. While the economic and construction slowdown impacted the steel processing and metal framing businesses, the primary disappointment came from

Small-Cap Fund
MANAGEMENT DISCUSSION
the cylinder division which reverted from peak to more normal operating levels. The company’s joint ventures combined with our conservative appraisals on the other pieces make Worthington extremely attractive. We took advantage of the price decline to add to our stake.
We believe Longleaf Partners Small-Cap Fund is extremely well positioned for long-term future compounding. The collective quality of what we own and the partners running those businesses combined with the lower-than-average P/ V make a compelling case for adding to the Fund. As Small-Cap owners and managers, our biggest challenge is choosing the best among a number of good choices with the Fund’s limited cash resources. This is a good problem to have.

Small-Cap Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2007

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

One Year	2.80%	14.08%	(1.57)%
Five Years	18.12	13.03	16.25
Ten Years	11.93	12.68	7.08
Since Public Offering 2/21/89	12.22	12.99	10.38
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at December 31, 2007

		Net
		Assets

Common Stock		99.3%
The Washington Post Company	7.9
Texas Industries, Inc.	6.4
Fairfax Financial Holdings Limited	5.8
Pioneer Natural Resources Company	5.5
Service Corporation International	5.5
Office Depot, Inc.	5.1
Fair Isaac Corporation	4.8
Dillard’s Inc. — Class A	4.8
Ruddick Corporation	4.7
Potlatch Corporation	4.7
Level 3 Communications, Inc.	4.5
Everest Re Group, Ltd.	4.4
Del Monte Foods Company	4.2
Wendy’s International, Inc.	4.2
Worthington Industries, Inc.	4.1
Hilb, Rogal & Hobbs Company	4.1
IHOP Corp.	3.1
The First American Corporation	2.8
Willis Group Holdings Limited	2.7
IDT Corporation	2.5
Discovery Holding Company	2.5
Olympus Corporation	2.4
Markel Corporation	1.7
Odyssey Re Holdings Corp.	0.9
Cash Reserves		0.7
Other Assets and Liabilities, net		–

		100.0%

PORTFOLIO CHANGES
January 1, 2007 through December 31, 2007

New Holdings	Eliminations

Dillard’s, Inc. — Class A The First American Corporation Markel Corporation Office Depot, Inc. Trend Micro Incorporated The Washington Post Company — Class B Worthington Industries, Inc.	Jacuzzi Brands, Inc. PepsiAmericas, Inc. Trend Micro Incorporated Vail Resorts, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares			Value

Common Stock 99.3%
		Construction Materials 6.4%
3,244,800		Texas Industries, Inc.(b)	$227,460,480
		Education & Media 7.9%
352,167		The Washington Post Company – Class B	278,715,529
		Entertainment 2.5%
3,516,505	*	Discovery Holding Company – Class A	88,404,936
		Financial Services 2.8%
2,908,517		The First American Corporation	99,238,600
		Food 4.2%
15,725,283		Del Monte Foods Company(b)	148,761,177
		Funeral Services 5.5%
13,765,400		Service Corporation International	193,403,870
		Grocery – Retail 4.7%
4,823,500		Ruddick Corporation(b)	167,230,745
		Information Technology 4.8%
5,321,810		Fair Isaac Corporation(b)	171,096,192
		Insurance Brokerage 6.8%
3,526,400		Hilb Rogal & Hobbs Company(b)	143,066,048
2,513,000		Willis Group Holdings Limited (Foreign)	95,418,610

			238,484,658

		Manufacturing 4.1%
8,078,838		Worthington Industries, Inc.(b)	144,449,623
		Medical and Photo Equipment 2.4%
2,060,800		Olympus Corporation (Foreign)	85,224,867
		Natural Resources 10.2%
4,004,300		Pioneer Natural Resources Company	195,570,012
3,702,022		Potlatch Corporation(b)	164,517,858

			360,087,870

		Office Supplier 5.1%
12,981,359	*	Office Depot, Inc.	180,570,704
		Property & Casualty Insurance 12.8%
1,541,100		Everest Re Group, Ltd. (Foreign)	154,726,440
710,100		Fairfax Financial Holdings Limited (Foreign)	206,493,439
125,610	*	Markel Corporation	61,687,071
843,800		Odyssey Re Holdings Corp.	30,975,898

			453,882,848

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares			Value

		Restaurants 7.3%
2,978,100		IHOP Corp.(b)	$108,938,898
5,690,372		Wendy’s International, Inc.(b)	147,039,212

			255,978,110

		Retail 4.8%
9,050,748		Dillards, Inc. – Class A(b)	169,973,047
		Telecommunications 7.0%
459,400		IDT Corporation	3,629,260
10,133,310		IDT Corporation – Class B	85,626,470
52,451,000	*	Level 3 Communications, Inc.	159,451,040

			248,706,770

		Total Common Stocks (Cost $3,104,580,778)	3,511,670,026

Principal
Amount

Short-Term Obligations 0.7%
23,484,000	Repurchase Agreement with State Street Bank, 1.25% due 1-2-08, Repurchase price $23,485,631 (Collateral: $22,210,000 U.S. Treasury Bill, 4.875%, due 8-15-16, Value $23,959,038)	23,484,000

Total Investments (Cost $3,128,064,778)(a)	100.0%	3,535,154,026
Other Assets and Liabilities, Net	–	897,917

Net Assets	100.0%	$3,536,051,943

Net asset value per share		$27.04

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $3,128,384,747. Net unrealized appreciation of $407,089,248 consists of unrealized appreciation and depreciation of $658,329,785 and $(251,240,537), respectively.
(b)	Affiliated issuer. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 15% of net assets.
See Notes to Financial Statements.

Intentionally Left Blank

International Fund
MANAGEMENT DISCUSSION
Longleaf Partners International Fund gained 15.3% in 2007 compared to an 11.2% gain for the MSCI EAFE Index. The Fund fell 0.6% compared to a 1.8% decline for the Index during the fourth quarter. We are pleased that the International Fund delivered another year that outstripped our absolute goal of inflation plus 10%. The Fund’s cumulative returns are shown below:

	Cumulative Returns

				4th
	Since Inception	5 Years	1 Year	Quarter

International Fund	274.2%	137.6%	15.3%	(0.6)%
Inflation plus 10%	202.8	84.5	14.1	2.9
EAFE Index	109.0	165.7	11.2	(1.8)
Please see page 24 for additional performance information.
The Fund’s performance has remained flat since June, but the portfolio has been transformed. We invest with a long-term perspective that results in an average holding period of approximately five years. This year’s volatility created an abnormal level of activity. This activity does not imply a change in focus or approach. On the contrary, our willingness to sell dear and buy cheap explains the Fund’s strong performance in 2007.
We began the year with twenty positions, 7.6% cash, and a P/ V ratio in the mid-70%s. We ended the year fully invested with a P/ V ratio in the low-70%s. Along the way, we sold or trimmed twelve positions and initiated seven new positions.
As discussed in earlier reports, we sold Vivendi, Renault, DoCoMo, News Corp. and Sankyo earlier in the year and purchased SK Telecom, Japex, UBS and EnCana. In the fourth quarter, we added Allied Irish Bank, Kyocera, and ACS to the portfolio. Over the last three months we sold Nikko Cordial and trimmed several more fully valued positions, including Olympus, EnCana, Fairfax, and Cheung Kong.
Unsurprisingly, the Fund’s five biggest contributors for the year were Cheung Kong, Fairfax, EnCana, Olympus, and Nikko Cordial. The two worst performers were UBS and Cemex. In the fourth quarter, Fairfax, Nikko Cordial, and Cheung Kong contributed most while Dell and Ingersoll-Rand hurt performance.
The stories behind a few of these names illustrate how volatility plays into the hands of concentrated and disciplined long-term investors. In a year in which Japan suffered its second consecutive annual decline, two of the Fund’s top contributors were Japanese companies, and overall Japanese exposure delivered strongly positive returns. In a dreadful year for financial stocks, Fairfax and

International Fund
MANAGEMENT DISCUSSION
Nikko Cordial provided excellent returns. Fairfax shorted the overvalued credit market while improving its own underwriting. Nikko Cordial’s undervaluation attracted a bid from Citigroup that we ultimately accepted after minority shareholders twice forced Citigroup to improve its offer.
More broadly, Cheung Kong, YUM! Brands, and Nestle benefited from the beginning of a flight towards quality, well-capitalized large-cap companies that have been ignored for the past few years in favor of financials, natural resources, and emerging markets. This flight may have only begun. The vast majority of emerging market stocks appear even more overvalued than last year, particularly when adjusted for opaque corporate governance and untested and/or commodity-driven business models. In contrast, Cheung Kong, Yum!, and Nestle remain undervalued, largely because of their “developed markets” exposure.
Cemex’s poor performance might appear to contradict our comments regarding emerging market and commodity-driven companies: the Mexico headquartered company seemingly operates a commodity business, yet it has dropped more than 40% from its highs. Cemex likewise reflected the market’s disillusion with developed markets, as the price declined after Cemex’s acquisition of Rinker increased its exposure to the U.S. housing market. We have lowered our value of Cemex but believe the market has underestimated the positive changes brought to the cement market by consolidation and has overestimated the impact of U.S. housing declines on Cemex’s business.
UBS declined after announcing much larger credit losses than expected. The market price remains far below our reduced appraisal. New management has exited the proprietary trading operations responsible for the losses. We cannot predict the next few quarters, but we feel confident that CEO Marcel Rohner will take the steps needed to reduce risk while maximizing the value of the world’s premier private banking franchise.
At Dell, a price decline of 11% masked positive news in the fourth quarter. The company filed its restated financials, improved margins, and announced a buyback equating to $4.50 per share by using some of the cash on its balance sheet. The ability to buy these shares almost $10 per share cheaper than in early November hurt the Fund’s short-term performance but is a big win for value growth and future long-term performance.
Ingersoll-Rand also fell in the fourth quarter after announcing the acquisition of Trane and in spite of selling its more cyclical Bobcat and road-paving businesses at very favorable prices. The stock’s price does not reflect the transformation of the

International Fund
MANAGEMENT DISCUSSION
company led by Herb Henkel from a diversified heavy industry cyclical to a tightly focused provider of high-value cooling services.
The year ended with signs everywhere of a deteriorating earnings environment. We detect a whiff of fear in international markets that have been characterized by unbridled enthusiasm since 2003. Japanese stocks and financials everywhere have entered a bear market, most equities appear fairly valued, and many are cheap. We have more qualifying investments than at any time since early 2003. Maximizing opportunities for future returns will require painful decisions as we sell undervalued businesses that we like to buy even more undervalued businesses that we love. We will continue to make these decisions as your partners.
Our greatest asset is our ability to take a long-term view that does not depend on the next quarter’s earnings. We thank you for your commitment and invite you to join us in adding to our investment in the Fund.

International Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2007

	International	Inflation	EAFE
	Fund	Plus 10%	Index

One Year	15.29%	14.08%	11.17%
Five Years	18.90	13.03	21.59
Since Public Offering 10/26/98	15.46	12.83	8.37
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at December 31, 2007

		Net
		Assets

Common Stock		99.2%
Dell Inc.	7.1
The NipponKoa Insurance Company, Ltd.	6.7
Olympus Corporation	6.1
Fairfax Financial Holdings Limited	5.9
Nestle S.A.	5.0
EnCana Corporation	4.8
Ingersoll-Rand Company Limited	4.7
Allied Irish Banks plc	4.7
Koninklijke Philips Electronics N.V.	4.7
Kyocera Corporation	4.7
Japan Petroleum Exploration Co., Ltd.	4.6
SK Telecom Co., Ltd.	4.6
Yum! Brands, Inc.	4.5
UBS AG	4.5
Cheung Kong Holdings Limited	4.5
British Sky Broadcasting Group plc	4.3
Cemex S.A.B. de C.V. ADS	3.9
Millea Holdings, Inc.	3.7
Willis Group Holdings Limited	3.5
ACS, Actividades de Construccion Y Servicios, S.A.	3.4
KDDI Corporation	3.3
Cash Reserves		0.6
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES
January 1, 2007 through December 31, 2007

New Holdings	Eliminations

ACS, Actividades de Construccion
  Y Servicios, S.A.
Allied Irish Banks plc
EnCana Corporation
Everest Re Group, Ltd.
Japan Petroleum Exploration Co., Ltd.
Kyocera Corporation
SK Telecom Co., Ltd.
SK Telecom Co., Ltd. ADR
UBS AG
UBS AG (Local)	Everest Re Group, Ltd. The News Corporation Nikko Cordial Corporation NTT DoCoMo, Inc. Renault S.A. Sankyo Co., Ltd. Vivendi Universal, S.A.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares		Value

Common Stock 99.2%
	Broadcasting and Cable 4.3%
13,762,000	British Sky Broadcasting Group plc (United Kingdom)(b)	$169,573,145
	Conglomerate 3.4%
2,208,000	ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	131,226,808
	Construction Materials 3.9%
5,950,000	Cemex S.A.B. de C.V. ADS (Mexico)	153,807,500
	Electronics 4.7%
2,054,200	Kyocera Corporation (Japan)(b)	182,223,712
	Financial Services 9.2%
7,968,000	Allied Irish Banks plc (Ireland)	182,561,411
2,004,000	UBS AG (Switzerland)	92,184,000
1,786,561	UBS AG (Local)(Switzerland)(b)	82,688,510

		357,433,921

	Food 5.0%
423,500	Nestle S.A. (Switzerland)(b)	194,514,861
	Industrial Machinery 4.7%
3,931,000	Ingersoll-Rand Company Limited (Bermuda)	182,673,570
	Insurance Brokerage 3.5%
3,586,000	Willis Group Holdings Limited (United Kingdom)	136,160,420
	Medical and Photo Equipment 6.1%
5,779,600	Olympus Corporation (Japan)(b)	239,016,712
	Multi-Industry 4.5%
9,447,000	Cheung Kong Holdings Limited (Hong Kong)(b)	174,706,620
	Natural Resources 9.4%
2,757,000	EnCana Corporation (Canada)	187,365,720
2,476,900	Japan Petroleum Exploration Co., Ltd. (Japan)(b)	181,141,951

		368,507,671

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007

Shares			Value

		Property & Casualty Insurance 16.3%
795,060		Fairfax Financial Holdings Limited (Canada)	$231,199,372
4,246,500		Millea Holdings, Inc. (Japan)	143,304,883
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(b)	259,960,184

			634,464,439

		Restaurants 4.5%
4,602,000		Yum! Brands, Inc. (United States)	176,118,540
		Technology 11.8%
11,382,751	*	Dell Inc. (United States)	278,991,227
1,365,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	58,953,292
2,889,269		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	123,516,250

			461,460,769

		Telecommunications 7.9%
17,163		KDDI Corporation (Japan)	127,821,832
221,648	*	SK Telecom Co., Ltd. (South Korea)(b)	58,960,902
4,071,568	*	SK Telecom Co., Ltd. ADR (South Korea)(b)	121,495,589

			308,278,323

		Total Common Stocks (Cost $2,782,943,203)	3,870,167,011

Principal
Amount

Short-Term Obligations 0.6%
24,699,000	Repurchase Agreement with State Street Bank, 1.25% due 1-2-08, Repurchase price $24,700,715 (Collateral: $18,630,000 U.S. Treasury Bond, 8%, due 11-15-21, Value $25,197,075)	24,699,000

Total Investments (Cost $2,807,642,203)(a)	99.8%	3,894,866,011
Other Assets and Liabilities, Net	0.2	7,953,560

Net Assets	100.0%	$3,902,819,571

Net asset value per share		$ 19.78

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $1,087,223,808 consists of unrealized appreciation and depreciation of $1,164,581,686 and $(77,357,878), respectively.
(b)	All or a portion designated as collateral for forward currency contracts. See Note 8.

Note:	Country listed in parenthesis after each company indicates location of headquarters.
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2007
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

1,785,000	British Pound 1-18-08	$3,551,321	$89,668
68,535,000	British Pound 3-18-08	136,135,895	53,430
10,667,000	British Pound 4-25-08	21,163,066	747,379
2,686,000	British Pound 12-3-08	5,283,318	(4,871)
110,820,000	Euro 10-28-08	161,703,027	2,334,872
102,233,000	Euro 12-3-08	149,073,853	440,220
5,867,150,000	Japanese Yen 1-18-08	52,627,165	(2,794,910)
19,732,166,000	Japanese Yen 2-27-08	177,758,722	(4,174,679)
19,076,000,000	Japanese Yen 4-25-08	172,855,190	(3,253,974)
29,380,700,000	Japanese Yen 12-3-08	271,140,946	(2,006,438)
159,187,000,000	South Korean Won 1-10-08	170,201,900	3,143,498
18,579,000,000	South Korean Won 11-6-08	20,019,599	303,087
103,103,000	Swiss Franc 1-10-08	91,129,737	(4,355,656)

		$1,432,643,739	$(9,478,374)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	29.3%	29.0%
United States	11.8	11.7
Canada	10.8	10.7
Switzerland	9.5	9.5
United Kingdom	7.9	7.8
Bermuda	4.7	4.7
Ireland	4.7	4.7
Netherlands	4.7	4.7
South Korea	4.7	4.6
Hong Kong	4.5	4.5
Mexico	4.0	3.9
Spain	3.4	3.4

	100.0%	99.2

Cash, other assets and liabilities, net		0.8

		100.0%

See Notes to Financial Statements.

Intentionally Left Blank

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2007

	Partners	Small-Cap	International
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $837,761,243, $1,417,456,414 and $0, respectively) (Note 2 and 7)	$1,469,692,486	$1,592,533,280	$–
Other securities, at market value (cost $7,891,243,624, $1,710,608,364 and $2,807,642,203, respectively) (Note 2)	9,743,137,945	1,942,620,746	3,894,866,011

Total Investments	11,212,830,431	3,535,154,026	3,894,866,011
Cash	860	426	70
Receivable for:
Fund shares sold	48,288,512	8,206,082	25,499,032
Dividends and interest	7,028,192	2,209,789	897,358
Securities sold	–	–	906,054
Foreign tax reclaims	–	–	799,187
Prepaid assets	182,567	71,122	78,076

Total Assets	11,268,330,562	3,545,641,445	3,923,045,788

Liabilities:
Payable for:
Forward currency contracts (Note 2)	9,732,554	–	9,478,374
Swap agreement (Note 2)	8,642,180	–	–
Fund shares redeemed	10,018,686	5,385,852	4,068,010
Securities purchased	–	1,325,883	1,429,873
Investment counsel fee (Note 3)	7,357,884	2,400,575	4,703,331
Administration fee (Note 4)	969,727	308,753	333,801
Other accrued expenses	510,423	168,439	212,828

Total Liabilities	37,231,454	9,589,502	20,226,217

	$11,231,099,108	$3,536,051,943	$3,902,819,571

Net Assets:
Net assets consist of:
Paid-in capital	$8,540,607,916	$3,074,042,830	$2,678,432,485
Undistributed net investment income	170,568	–	–
Accumulated net realized gain on investments and foreign currency	224,869,792	54,919,865	146,593,523
Unrealized gain on investments and foreign currency	2,465,450,832	407,089,248	1,077,793,563

Net Assets	$11,231,099,108	$3,536,051,943	$3,902,819,571

Net asset value per share	$33.16	$27.04	$19.78

Fund shares issued and outstanding	338,670,677	130,767,140	197,308,250
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the year ended December 31, 2007

	Partners	Small-Cap	International
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $4,198,341, $511,158 and $3,313,757, respectively)	$88,840,047	$18,273,156	$46,447,833
Dividends from affiliates (net of foreign tax withheld of $283,716, $0, and $0 respectively) (Note 7)	6,141,158	15,637,121	–
Interest	32,583,565	19,299,556	9,770,180
Other income	18,591	–	75,095

Total income	127,583,361	53,209,833	56,293,108

Expenses:
Investment counsel fee (Note 3)	88,815,499	29,484,210	52,270,042
Administration fee (Note 4)	11,708,733	3,797,895	3,681,603
Transfer agent fees and expenses	2,282,358	687,737	729,309
Prospectus and shareholder reports	765,251	157,454	156,749
Custodian fees and expenses	368,800	46,201	408,597
Trustees’ fees and expenses	316,001	162,001	162,001
Registration fees	110,221	64,997	75,360
Professional fees	65,917	78,016	87,966
Other	267,382	126,556	124,526

Total expenses	104,700,162	34,605,067	57,696,153

Net investment income (loss)	22,883,199	18,604,766	(1,403,045)

Realized and unrealized gain (loss):
Net realized gain(loss):
Non-affiliated securities	671,222,408	373,094,809	439,265,618
Affiliated securities (Note 7)	2,064,465	40,887,903	–
Forward currency contracts	(4,286,857)	–	(2,805,358)
Foreign currency transactions	(112,882)	(30,661)	(22,871)

Net gain	668,887,134	413,952,051	436,437,389

Change in unrealized appreciation (depreciation):
Securities	(730,426,688)	(331,244,979)	82,182,914
Other assets, liabilities and forwards	(19,412,740)	–	(17,895,894)

Change in net unrealized appreciation (depreciation)	(749,839,428)	(331,244,979)	64,287,020

Net realized and unrealized gain (loss)	(80,952,294)	82,707,072	500,724,409

Net increase (decrease) in net assets resulting from operations	$(58,069,095)	$101,311,838	$499,321,364

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year ended December 31,

	2007	2006

Operations:
Net investment income (loss)	$22,883,199	$43,421,690
Net realized gain from investments and foreign currency transactions	668,887,134	720,657,306
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(749,839,428)	1,137,451,009

Net increase (decrease) in net assets resulting from operations	(58,069,095)	1,901,530,005

Distributions to shareholders:
From net investment income	(22,989,926)	(44,536,241)
From net realized gain on investments	(502,427,749)	(755,953,511)

Net decrease in net assets resulting from distributions	(525,417,675)	(800,489,752)

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,847,571,102	1,396,022,350
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	483,973,810	730,065,307
Cost of shares redeemed	(1,388,553,281)	(1,134,738,762)

Net increase in net assets from fund share transactions	942,991,631	991,348,895

Total increase in net assets	359,504,861	2,092,389,148
Net assets:
Beginning of year	10,871,594,247	8,779,205,099

End of year	$11,231,099,108	$10,871,594,247

Undistributed net investment income included in net assets at end of year	$170,568	$390,177
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund

Year ended December 31,		Year ended December 31,

2007	2006	2007	2006

$18,604,766	$57,643,900	$(1,403,045)	$2,680,832
413,952,051	347,988,801	436,437,389	248,650,431
(331,244,979)	235,802,008	64,287,020	234,734,825

101,311,838	641,434,709	499,321,364	486,066,088

(18,574,105)	(58,705,003)	(137,704)	(2,515,258)
(465,094,732)	(251,956,686)	(370,610,966)	(221,996,422)

(483,668,837)	(310,661,689)	(370,748,670)	(224,511,680)

443,790,548	391,956,726	626,094,844	458,350,467
452,315,551	283,662,236	343,636,268	206,854,594
(424,981,782)	(371,649,902)	(450,022,148)	(552,951,103)

471,124,317	303,969,060	519,708,964	112,253,958

88,767,318	634,742,080	648,281,658	373,808,366
3,447,284,625	2,812,542,545	3,254,537,913	2,880,729,547

$3,536,051,943	$3,447,284,625	$3,902,819,571	$3,254,537,913

$ –	$ –	$ –	$137,704

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS
Note 1. Organization
The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.
When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.
Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.
Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.
Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.
Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts, State Street Bank, is unable to perform.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Swap Agreements
The Funds may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid.
Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The value of equity swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the equity that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.
New Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The standard has not materially impacted the Funds’ financial statements.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 (“FAS 157”) Fair Value Measurements which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.
Note 3. Investment Counsel Agreement
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%
For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.
The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%
For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.
Note 4. Fund Administrator
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions
Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$2,601,793,359	$1,670,309,542
Small-Cap Fund	1,377,981,917	960,376,820
International Fund	1,390,279,301	1,060,082,728
Note 6. Shares of Beneficial Interest
Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year ended December 31, 2007

	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	51,446,827	14,136,539	30,245,403
Reinvestment of shareholder distributions	13,616,121	15,682,616	16,961,316
Shares redeemed	(38,228,936)	(13,502,562)	(21,980,160)

	26,834,012	16,316,593	25,226,559

	Year ended December 31, 2006

	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	41,199,929	13,734,861	25,195,194
Reinvestment of shareholder distributions	21,037,467	9,437,163	11,336,092
Shares redeemed	(33,891,867)	(12,797,782)	(30,402,886)

	28,345,529	10,374,242	6,128,400

Note 7. Affiliated Issuer
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2007:

		Market Value at
	Shares at	December 31,
	December 31,
	2007	2007	2006

Partners Fund
Level 3 Communications, Inc.*	153,597,754	$466,937,172	$453,762,400
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11	–	–	403,628,583
The NipponKoa Insurance Company, Ltd.	63,701,000	579,903,478	516,545,229
Pioneer Natural Resources Company	8,657,900	422,851,836	348,652,836

		1,469,692,486	1,722,589,048

Small-Cap Fund
Del Monte Foods Company	15,725,283	148,761,177	98,151,558
Dillard’s, Inc. — Class A	9,050,748	169,973,047	–
Fair Isaac Corporation	5,321,810	171,096,192	77,332,560
Hilb Rogal & Hobbs Company	3,526,400	143,066,048	148,531,968
IHOP Corp.	2,978,100	108,938,898	156,945,870
Jacuzzi Brands, Inc.*	–	–	181,599,814
Potlatch Corporation	3,702,022	164,517,858	162,222,604
Ruddick Corporation	4,823,500	167,230,745	133,852,125
Texas Industries, Inc.	3,244,800	227,460,480	208,413,504
Wendy’s International, Inc.	5,690,372	147,039,212	121,235,142
Worthington Industries, Inc.	8,078,838	144,449,623	–

		$1,592,533,280	$1,288,285,145

Purchases, sales and income for these affiliates for the year ended December 31, 2007 were as follows:

					Dividend
					or Interest
	Purchases		Sales		Income(a)

Partners Fund
Level 3 Communications, Inc.*	$222,079,000	(b)	$–		$–
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11	–		222,079,000	(b)	1,048,731	(c)
The NipponKoa Insurance Company, Ltd.	–		–		3,769,370
Pioneer Natural Resources Company	–		6,787,367		2,371,788

	222,079,000		228,866,367		7,189,889

			Dividend
			or Interest
	Purchases	Sales	Income(a)

Small-Cap Fund
Del Monte Foods Company	70,060,628	–	1,974,059
Dillard’s, Inc. — Class A	187,349,072	–	526,844
Fair Isaac Corporation	123,235,495	–	248,198
Hilb Rogal & Hobbs Company	–	–	1,798,464
IHOP Corp	–	–	2,978,100
Jacuzzi Brands, Inc.*	–	182,622,500	–
Potlatch Corporation	–	–	7,330,003	(d)
Ruddick Corporation	–	–	2,170,575
Texas Industries, Inc.	–	–	973,440
Wendy’s International, Inc.	54,329,196	–	1,685,348
Worthington Industries, Inc.	157,682,479	–	3,282,093

	$592,656,870	$182,622,500	$22,967,124

*  Non-income producing

(a)	Dividend income unless otherwise noted.
(b)	Senior Notes exchanged for common stock.
(c)	Interest income.
(d)	REIT long-term capital gain.
Note 8. Collateral
Securities with the following aggregate value were segregated to collateralize forward currency contracts and a swap agreement at December 31, 2007:

Partners Fund	$1,023,573,636
International Fund	1,511,714,771
Note 9. Related Ownership
At December 31, 2007, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Small-Cap Fund	9,688,654	7.4%
International Fund	13,090,862	6.7
Note 10. Federal Income Taxes
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year ended December 31, 2007

	Partners	Small-Cap	International

Long-term capital gains	$500,932,637	$428,376,693	$366,941,462
Ordinary income	24,485,038	55,292,144	3,807,208

	$525,417,675	$483,668,837	$370,748,670

	Year ended December 31, 2006

	Partners	Small-Cap	International

Long-term capital gains	$735,213,067	$243,760,334	$216,431,625
Ordinary income	65,276,685	66,901,355	8,080,055

	$800,489,752	$310,661,689	$224,511,680

The tax-basis components of net assets at December 31, 2007 were as follows:

	Partners	Small-Cap	International

Unrealized appreciation	$3,103,937,532	$658,329,785	$1,164,629,815
Unrealized depreciation	(649,714,684)	(251,560,506)	(77,357,878)

Net unrealized appreciation	2,454,222,848	406,769,279	1,087,271,937
Undistributed long-term capital gains	236,097,776	55,215,889	62,018,266
Undistributed ordinary income	170,568	23,945	75,096,883
Paid-in capital	8,540,607,916	3,074,042,830	2,678,432,485

	$11,231,099,108	$3,536,051,943	$3,902,819,571

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions and the net operating loss. These reclassifications did not affect results of operations or net assets.

	Partners	Small-Cap	International

Undistributed net investment income	$(112,882)	$(30,661)	$1,403,045
Accumulated net realized gain on investments and foreign currency	112,882	30,661	(1,403,045)

Intentionally Left Blank

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS
The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,
2007	$34.86	$.07	$(.12)	$(.05)	$(.07)	$(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)
2005	31.32	.29	.83	1.12	(.29)	(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)
2003	22.24	.08	7.66	7.74	–	–
Small-Cap Fund
Year ended December 31,
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–
International Fund
Year ended December 31,
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

					Ratio of
				Ratio of	Net
	Net			Expenses	Investment
	Asset		Net Assets	to	Income
Total	Value		End of	Average	(Loss) to	Portfolio
Distri-	End of	Total	Period	Net	Average	Turnover
butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$(1.65)	$33.16	(.44)%	$11,231,099	.89%	.20%	15.17%
(2.78)	34.86	21.63	10,871,594	.90	.45	18.98
(1.47)	30.97	3.62	8,779,205	.91	.95	6.64
(.78)	31.32	7.14	8,999,465	.90	.28	13.38
–	29.98	34.80	7,668,968	.91	.32	7.37
(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90
(5.84)	27.02	10.75	2,812,543	.93	2.21	17.28
(3.13)	29.85	14.78	2,673,843	.93	1.52	31.04
(.44)	28.81	43.85	2,365,085	.95	1.89	4.44
(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30
(.19)	17.36	12.88	2,880,730	1.64	(.05)	16.93
–	15.55	10.21	2,579,635	1.66	(.57)	18.86
–	14.11	41.52	1,923,581	1.68	(.68)	10.18

Longleaf Partners Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (comprising Longleaf Partners Funds Trust, hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 8, 2008

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.
On September 6, 2007, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2007 to October 31, 2008. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.
In addition, the Trustees approved the appointment of Southeastern Asset Management International (UK) Ltd. (Southeastern UK), a newly formed 100% wholly owned subsidiary of Southeastern to serve as a subadviser to each of the Longleaf Partners Funds, subject to Southeastern UK’s registration with the US Securities and Exchange Commission (SEC) and the UK Financial Services Authority (FSA). Southeastern UK’s registration with the SEC became effective September 27, 2007 and with the FSA became effective November 21, 2007.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
Importantly, Southeastern reported to the Trustees that there would be no change in the nature, quality or level of service received by the funds, and no change in fees paid. Southeastern simply delegated certain functions it had performed through a branch office in the UK to its newly formed subsidiary, so that subsidiary would have greater flexibility to interact with customers of Southeastern in the UK and the US. The primary role of Southeastern’s UK office will continue to be providing investment research to Southeastern, and Southeastern will continue to have responsibility for managing its clients’ portfolios, including those of the Longleaf Partners Funds.
In considering the Agreements, the Trustees did not identify any single factor as all-important or controlling, and each Trustee may have weighed various factors differently. The following summary does not detail all the factors considered, but discusses the material factors and the Trustees’ conclusions.
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ Prospectus:

•	We will treat your investment in Longleaf as if it were our own.
•	We will remain significant investors with you in Longleaf.
•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
•	We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strengths, their managements, their competitive positions, and our assessment of their future earnings potential.
•	We will concentrate our assets in our best ideas.
•	We will not impose loads, exit fees or 12b-1 charges on our investment partners(1).
•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.
•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

(1) This principle does not preclude a redemption fee (payable to the Funds) for short-term trades if the Funds’ Trustees determine a fee would be necessary or appropriate to discourage short-term speculators and market timers.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

•	We will continue our efforts to enhance shareholder services.
•	We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had been successful in operating each Fund under these governing principles, and that Longleaf shareholders had significantly benefited from Southeastern’s successful execution of its investment discipline, as well as its shareholder oriented approach. The Trustees looked favorably on Southeastern’s unique Code of Ethics requirement that employees use Longleaf for virtually all public equity investing. The Trustees noted that, as one of the largest shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders, facing the same risks, paying the same fees, and sharing the same motivation to achieve positive absolute returns. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees recognized that the Longleaf name possesses significant goodwill because of Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. Indeed, Mason Hawkins and Staley Cates received Morningstar’s 2006 Domestic Equity Fund Managers of the year award. The Trustees expressed confidence in the research, analysis, knowledge and 31-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this favorably in approving the Agreements.
Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2007, to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. All three Longleaf Partners Funds’ long-term results compared favorably to both objectives. A significant factor to all Trustees was Southeastern’s courage to stand behind its convictions, following strict application of its investment discipline, often buying companies currently out of favor. The Trustees con-

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
cluded that this approach, even though performance may lag in the short term, is consistent with each Fund’s long-term investment horizon.
The Trustees reviewed after-tax performance information for each Fund and noted that taxable shareholders were significantly benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.
While Southeastern’s management fees for each Fund were above average, non-management expenses were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income in each Fund’s early years through application of the expense limitation, and in later years by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund and Longleaf Partners Small-Cap Fund were currently closed. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer or services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
With respect to Longleaf Partners Fund and Longleaf Partners Small-Cap Fund, for the five and ten year periods ended June 30, 2007, each Fund generated above average returns at below average total expenses when compared to their Lipper universes. With respect to Longleaf Partners International Fund, for the five year and since inception periods ended June 30, 2007, the Fund’s total expenses were above the average of the Lipper universe, but the Fund’s performance was significantly above average for the period since inception. The Trustees took into account this significant excess long-term performance, the addition of several analysts to the international research team, the costs of maintaining overseas offices, as well as a fee break introduced in 2003, when evaluating the fee level of

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
the International Fund. In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fees paid to Southeastern by each Fund are reasonable.
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients, and noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist for the differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. The Trustees also gave weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing often, no sales force, or 12b-1 plan) is a direct result of Southeastern’s successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are reasonable, the Trustees considered it relevant that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. The Trustees noted that Southeastern bore costs in excess of each Fund’s expense limitation in early years, and that total expenses of each Fund have declined as a percentage of assets over time. The Trustees recognized that the fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflect a greater sharing of economies of scale than the fee for Longleaf Partners International Fund. The Trustees noted that Southeastern had introduced a breakpoint for the International Fund in 2003 at the $2.5 billion asset level, and that the Fund had not yet significantly exceeded the breakpoint level, due in part to the International Fund’s closing from February 2004 to July 2006. Because Southeastern and the Trustees expect that the International Fund has the capacity to grow significantly larger than $2.5 billion, the Trustees anticipate additional sharing of economies of scale as the Fund grows. The Trustees were satisfied that breakpoints of each Fund were set at appropriate levels, and economies of scale are shared sufficiently with Fund shareholders.
Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was fair and reasonable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Intentionally Left Blank

Longleaf Partners Funds
EXPENSE EXAMPLE
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2007 and held through December 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Ongoing Expenses and Actual Fund Returns
for the period July 1, 2007 to December 31, 2007

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	909.19	927.61	1,002.85
Expenses Paid During Period*	4.24	4.35	7.75
Annualized Expense Ratio for Period	0.90%	0.91%	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.
Ongoing Expenses and Hypothetical 5% Return
for the period July 1, 2007 to December 31, 2007

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.33	1,020.28	1,017.06
Expenses Paid During Period*	4.51	4.56	7.80
Annualized Expense Ratio for Period	0.90%	0.91%	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

INFORMATION ON BOARDS OF TRUSTEES
Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Length of Service
Name, Age	Positions Held	as Trustee
And Address	With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (59) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund	1987 1989 1998

Margaret H. Child (52) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (57) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1993 1993 1998

Daniel W. Connell, Jr. (59) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund	1997 1997 1998

Rex M. Deloach (70) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund	2003 2003 2003

Steven N. Melnyk (60) 105 Virginia Street St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund	1991 1991 1998

C. Barham Ray (61) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1992 1992 1998

Perry C. Steger (45) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

INFORMATION ON BOARDS OF TRUSTEES

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97)	3

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2004-2005); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) since 1994.	3

Real Estate Development, The Sea Island Company, since 2005; Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. since 1989.	3	Director, First Coast Community Bank, Fernandina Beach, FL

Partner, SSM Corp. (venture capital firm) since 1974.	3

President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7-31-97
Intl	LLINX	543069405	136	Open

Longleaf Partners Funds ®
c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. On September 28, 2004, Longleaf’s Trustees amended the Code to include a role for the Fund’s Chief Compliance Officer in addressing issues under the Code. A copy of this Code of Ethics, as amended, is attached as Exhibit 99.CODE ETH. No amendments or waivers occurred during 2005, 2006, or 2007.

Item 3.     Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.     Principal Accountant Fees and Services.

Services		2007	2006

(a.)	Audit Fees
	Audits of the Funds	$100,000	$94,000

(b.)	Audit Related Fees
Quarterly tax diversification review, tax department review of financial statements		$26,175	$27,180

(c.)	Tax Fees
Preparation of tax returns, tax consultation and research		$47,000	$82,000

(d.)	All other fees	$0	$0

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. PWC has not provided any services to Longleaf’s investment adviser or any affiliated entity for the last 2 fiscal years. Accordingly, no consideration was necessary regarding the impact such services might have on PWC’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2007 is included in the Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board or directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CODE/ETH Code of Ethics required by Item 2.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 21, 2008

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 21, 2008

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.